                                                                     EXHIBIT 4.1

                      SPECIMEN OF COMMON STOCK CERTIFICATE
                                    BIOLASE
                                TECHNOLOGY, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


COMMON STOCK                                                 COMMON STOCK

  NUMBER                                                       SHARES



This Certifies that:                                        CUSIP 090911 10 8

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                    SPECIMEN

is the record holder of


 Fully paid and Non-Assessable Shares of Common Stock Par Value $.001 Per Share
                                       of
                            BIOLASE TECHNOLOGY, INC.

transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate duly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
   IN WITNESS WHEREOF the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its corporate seal to be impressed hereon. Dated:

/s/ EDSON J. ROOD                    [SEAL]                 /s/ JEFFREY W. JONES
   SECRETARY                                                       PRESIDENT


                          Countersigned and Registered:
                          U.S. STOCK TRANSFER CORPORATION
                             (Glendale, California)
                          Transfer Agent and Registrar

                          By

                               Authorized Officer

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM  ---as tenants in common                  UNIF GIFT MIN ACT --...............Custodian....................
                                                                            (Cust)                     (Minor)
  TEN ENT  ---as tenants by the entireties                                under Uniform Gifts to Minors

  JT TEN   ---as joint tenants with right                                 Act.........................
              of survivorship and not as                                                (State)
              tenants in common.

     Additional abbreviations may also be used though not in the above list.


For Value received_________hereby sell assigns and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER INDENTIFYING NUMBER
OF ASSIGNEE
------------------------------

------------------------------

________________________________________________________________________________

________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)
________________________________________________________________________________

_______________________________________________________________________Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said Shares on the share register of the within named Corporation with full power of substitution in the premises.

Dated______________________

                      __________________________________________________________
                                             SIGNATURE

Signature Guaranteed:

                    By__________________________________________________________
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17 Ad-15.


This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement dated as of December 31, 1998 by and between BioLase Technology, Inc. and U.S. Stock Transfer Corporation, as Rights Agent (the "Rights Agreement"), as amended to date, the terms and conditions of which are hereby incorporated herein by reference and a copy of which is on file at the principle executive offices of BioLase Technology, Inc. Under certain circumstances specified in the Rights Agreement, such Rights will be represented by separate certificates and no longer be represented by this certificate. Under certain circumstances specified in the Rights Agreement, Rights beneficially owned by certain persons may become null and void. BioLase Technology, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly following receipt of a written request therefor. As described in the Rights Agreement, Rights issued to any Person who becomes a 15% stockholder (as defined in the Rights Agreement) shall become null and void.